UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2023

ACREAGE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-56021

British Columbia, Canada	98-1463868
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

366 MADISON AVENUE, 14TH FLOOR NEW YORK, New York, 10017, united states
(Address of principal executive offices, including zip code)

(646) 600-9181
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class E subordinate voting shares	ACRHF	OTC Markets Group Inc.
Class D subordinate voting shares	ACRDF	OTC Markets Group Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On February 14, 2023, Acreage Holdings, Inc. (“Acreage” or the “Company”) issued a press release announcing: (i) that the Company obtained an interim order of the Supreme Court of British Columbia dated January 18, 2023, as varied on February 13, 2023, in connection with its proposed arrangement (the “Floating Share Arrangement”) involving Canopy Growth Corporation (“Canopy”) and Canopy USA, LLC (“Canopy USA”), to be implemented under a statutory plan of arrangement pursuant to Section 288 of the Business Corporations Act (British Columbia); and (ii) the filing of its proxy statement and management information circular (collectively, the “Circular”) and related materials with the United States Securities and Exchange Commission (the “SEC”) in respect of the special meeting of holders (the “Floating Shareholders”) of Acreage’s Class D subordinate voting shares (the “Floating Shares”) to be held on March 15, 2023 to approve the Floating Share Arrangement and matters related thereto.

Cautionary Note Regarding Forward Looking Statements

Statements in this filing (including the Exhibits hereto) contain “forward-looking information” and “forward-looking statements” within the meaning of applicable Canadian and United States securities legislation, respectively. All statements, other than statements of historical fact, included herein are forward-looking information. Often, but not always, forward-looking statements and information can be identified by the use of words such as “plans”, “expects” or “does not expect”, “is expected”, “estimates”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved.

Forward-looking statements or information involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance or achievements of Acreage or its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements or information contained in this news release. Examples of such statements include statements with respect to the special meeting proceeding as described or at all and other statements with respect to the plan of arrangement and proposed transactions with Canopy and Canopy USA.

Risks, uncertainties and other factors involved with forward-looking information could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information, including, but not limited to: the occurrence of changes in U.S. federal Laws regarding the cultivation, distribution or possession of marijuana; the ability of the parties to receive, in a timely manner and on satisfactory terms, the necessary regulatory, court and Floating Shareholder approvals; the ability of the parties to satisfy, in a timely manner, the other conditions to the completion of the Floating Share Arrangement; the ability of Canopy, Canopy USA and Acreage to satisfy, in a timely manner, the closing conditions to the Floating Share Arrangement; risks relating to the value and liquidity of the Floating Shares and the common shares of Canopy; Canopy maintaining compliance with the Nasdaq Global Stock Market (the “Nasdaq”) and Toronto Stock Exchange listing requirements; the rights of the Floating Shareholders may differ materially from those of shareholders in Canopy; the successful completion of Canopy USA’s acquisition and integration of Mountain High Products, LLC, Wana Wellness, LLC and The Cima Group, LLC (collectively, “Wana”) and Lemurian, Inc. (“Jetty”); expectations regarding future investment, growth and expansion of Acreage’s operations; the possibility of adverse U.S. or Canadian tax consequences upon completion of the Floating Share Arrangement; if Canopy USA acquires Wana, Jetty, or the Class E subordinate voting shares of Acreage (the “Fixed Shares”) pursuant to the Existing Arrangement Agreement (as defined below) without structural amendments to Canopy’s interest in Canopy USA, the listing of Canopy’s common shares on the Nasdaq may be jeopardized; the risk of a change of control of either Canopy or Canopy USA; restrictions on Acreage’s ability to pursue certain business opportunities and other restrictions on Acreage’s business; the impact of material non-recurring expenses in connection with the Floating Share Arrangement on Acreage’s future results of operations, cash flows and financial condition; the possibility of securities class action or derivatives lawsuits; in the event that the Floating Share Arrangement is not completed, but the acquisition by Canopy of the Fixed Shares (the “Acquisition”) is completed pursuant to the arrangement agreement between Canopy and Acreage (the “Existing Arrangement Agreement”) dated April 18, 2019, as amended and Canopy becomes the majority shareholder in Acreage, the likelihood that the Floating Shareholders will have little or no influence on the conduct of Acreage’s business and affairs; risk of situations in which the interests of Canopy USA and the interests of Acreage or shareholders of Canopy may differ; Acreage’s compliance with Acreage’s business plan for the fiscal years ending December 31, 2020 through December 31, 2029 pursuant to the Existing Arrangement Agreement; in the event that the Floating Share Arrangement is completed, the likelihood of Canopy completing the Acquisition in accordance with the Existing Arrangement Agreement; risks relating to certain directors and executive officers of Acreage having interests in the transactions contemplated by the Floating Share Arrangement Agreement and the connected transactions that are different from those of the Floating Shareholders; risks relating to the possibility that holders of more than 5% of the Floating Shares may exercise dissent rights; other expectations and assumptions concerning the transactions contemplated between Canopy, Canopy USA and Acreage; the available funds of Acreage and the anticipated use of such funds; the availability of financing opportunities for Acreage and Canopy USA and the risks associated with the completion thereof; regulatory and licensing risks; the ability of Canopy, Canopy USA and Acreage to leverage each other’s respective capabilities and resources; changes in general economic, business and political conditions, including changes in the financial and stock markets; risks relating to infectious diseases, including the impacts of the COVID-19; legal and regulatory risks inherent in the cannabis industry, including the global regulatory landscape and enforcement related to cannabis, political risks and risks relating to regulatory change; risks relating to anti-money laundering laws; compliance with extensive government regulation and the interpretation of various laws regulations and policies; public opinion and perception of the cannabis industry; and such other risks disclosed in the Circular, the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, dated March 11, 2022 and the Company’s other public filings, in each case filed with the SEC on the EDGAR website at www.sec.gov and with Canadian securities regulators and available under Acreage’s profile on SEDAR at www.sedar.com. Although Acreage has attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended.

Although Acreage believes that the assumptions and factors used in preparing the forward-looking information or forward-looking statements in this news release are reasonable, undue reliance should not be placed on such information and no assurance can be given that such events will occur in the disclosed time frames or at all. The forward-looking information and forward-looking statements included in this news release are made as of the date of this news release and Acreage does not undertake any obligation to publicly update such forward-looking information or forward-looking statements to reflect new information, subsequent events or otherwise unless required by applicable securities laws.

Additional Information and Where to Find It

In connection with the Floating Share Arrangment, Acreage has filed with the SEC the Circular for the special meeting of its Floating Shareholders and may file other relevant documents with the SEC regarding the Floating Share Arrangement.  This communication is not a substitute for the Circular or any other document that Acreage may file with the SEC.  The Circular will be mailed to the Floating Shareholders commencing on or about February 22, 2023.  FLOATING SHAREHOLDERS ARE ADVISED TO READ THE CIRCULAR AND ANY OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

Floating Shareholders may obtain a free copy of the Circular and any amendments or supplements thereto and other documents filed by Acreage (when they become available) on both SEDAR at www.sedar.com and at the SEC’s website at http://www.sec.gov. In addition, the Circular and such other documents may also be obtained for free from Acreage on its website at https://investors.acreageholdings.com/, or by directing such request to investors@acreageholdings.com.

Participants in the Solicitation

Acreage and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Floating Shareholders in connection with the Floating Share Arrangement. A list of the names of such directors and executive officers, information concerning such participants’ ownership of Floating Shares, and any direct or indirect interest they have in the Floating Share Arrangement is set forth in the Circular. Free copies of these materials may be obtained as described in the preceding paragraph.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated February 14, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACREAGE HOLDINGS, INC.

By:	/s/ Steve Goertz
Steve Goertz Chief Financial Officer

Date: February 14, 2023